                                Exhibit (19)(b)

                          CONSENT OF BAKER & HOSTETLER



       We hereby consent to the use of our name and to the references to our firm under the caption "Legal Counsel and Independent Auditors" in or made a part of the Registration Statement on Form N-1A, Registration No. 2-67040, filed under the Securities Act of 1933, as amended, of Cardinal Government Securities Trust.


Columbus, Ohio
January 17, 1996                                  BAKER & HOSTETLER